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                                                                  EXHIBIT 10.137

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         This AMENDMENT No. 1 dated as of December 1, 1998 (this "Amendment") is entered into by and between RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company") and REMBERTO CIBRAN (the "Employee", and collectively with the Company, the "Parties").

         WHEREAS, the Parties entered into that certain Employment Agreement dated as of August 12, 1996 (the "Agreement"); and

         WHEREAS, the Parties desire to amend certain terms of the Agreement as hereinafter set forth.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. The first sentence of Section 2 of the Agreement is hereby amended to reflect that commencing on January 1, 1999,

            "the Employee shall serve in the positions of Chief Operating Officer of the Company and President of the Company's Youth Care Division."

         2. Section 3.2 of the Agreement is hereby amended to reflect that commencing on January 1, 1999,

            "In addition to the base salary provided for in Section 3.1, during the term of the Agreement, the Employee shall be entitled to receive an annual bonus, if any, at the discretion of, and in such amount, if any, as shall be determined by, the Board of Directors of the Company."

         3. This Amendment shall be effective as of January 1, 1999.

         4. Except as specifically modified by this Amendment, all of the terms and provisions of the Agreement are hereby reaffirmed and shall remain in full force and effect and shall not be altered or amended in any manner.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to any conflict of laws principles of such State.




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         6. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

                                                    RAMSAY HEALTH CARE, INC.



                                                    By: /s/ Marcio Cabrera
                                                       -----------------------
                                                    Name:
                                                    Tittle:


                                                    /s/ Remberto Cibran
                                                    --------------------------
                                                    Remberto Cibran